June 18, 2018

Supplement

SUPPLEMENT DATED JUNE 18, 2018 TO THE PROSPECTUSES OF
Morgan Stanley Mortgage Securities Trust, dated February 28, 2018 and June 8, 2018

The following is hereby added as the third paragraph of the section of the Prospectus entitled "Fund Summary—Principal Investment Strategies":

The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Fund's Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company.

The following is hereby added as the second paragraph of the section of the Prospectus entitled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Investment Strategies":

The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Fund's Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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